Schedule of Investments May 31, 2022 (Unaudited)

ATAC Rotation Fund

Description	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
Schwab Intermediate Term U.S. Treasury Fund *	593,398	$30,904,168
SPDR Portfolio Long Term Treasury Fund	795,909	26,742,542
Vanguard Extended Duration Treasury Fund	223,783	22,729,639
Vanguard Long Term Treasury Fund	374,809	26,712,638
TOTAL EXCHANGE-TRADED FUNDS
(Cost $109,066,668)		107,088,987

Total Investments - 98.8%
(Cost $109,066,668)		107,088,987
Other Assets and Liabilities, Net - 1.2%		1,331,793
Total Net Assets - 100.0%		$108,420,780

*
Fair Value of this security exceeds 25% of the Fund's net assets.  Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

^	The rate shown is the annualized seven day effective yield as of May 31, 2022.

Transaction with Affiliates- If the Fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the Investment Company Act of 1940, as amended. The Fund conducted transactions during the period ended May 31, 2022, with affiliated companies as so defined:

	Beginning Shares	Additions	Reductions	Ending Shares
Direxion Emerging Markets Bull 3x Fund	-	1,022,228	(1,022,228)	-

	Value May 31, 2022	Dividend Income	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation
Direxion Emerging Markets Bull 3x Fund	$-	$-	$(3,394,498)	$-
			$(3,394,498)	$-

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of May 31, 2022:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$107,088,987	$-	$-	$107,088,987
Total Investments	$107,088,987	$-	$-	$107,088,987

Refer to the Schedule of Investments for further information on the classification of investments.